Discontinued Operations	12 Months Ended
Dec. 31, 2018
Disclosure of discontinued operations [Abstract]
Discontinued Operations
Note 27 – Discontinued Operations

(a)	I.C. Power (Latin America businesses)

In December 2017, Inkia, a wholly-owned subsidiary of IC Power completed the sale of its Latin American and Caribbean businesses to ISQ, an infrastructure private equity firm.

The sale generated proceeds of approximately $1,332 million consisting of $1,110 million proceeds paid by ISQ plus retained unconsolidated cash at Inkia of $222 million. This reflects the base purchase price of $1,177 million after certain adjustments, including estimated working capital, debt and cash at closing. The purchase price was subject to adjustments, including a final adjustment based on actual working capital, debt and cash amounts as of the closing date.

As part of the transaction, ISQ assumed Inkia’s $600 million of bonds, which were issued in November and December 2017.

At the date of closing, ISQ paid $935 million and entered into a four year $175 million deferred payment obligation accruing 8% interest payable in kind.

In addition, Kenon’s subsidiaries is entitled to receive payments from ISQ in connection with certain insurance and other claims held by companies within the Inkia’s businesses. In 2018, $7.3 million (2017: $12 million) was recognized in discontinued operations relating to such claims.

Set forth below are the results attributable to the discontinued operations

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
	$ thousands
Revenue	-	1,777,232	1,517,391
Cost of sales and services (excluding depreciation and amortization)	-	(1,235,214)	(1,076,563)
Depreciation and amortization	-	(135,733)	(132,998)
Gross profit	-	406,285	307,830
Income before taxes on income	1,178	152,280	92,233
Taxes on income (1)	(3,944)	(73,141)	(57,083)
(Loss)/income after taxes on income	(2,766)	79,139	35,150
(Loss)/gain on sale of discontinued operations (2)	(2,065)	529,923	-
Tax on loss on sale of discontinued operations	(800)	(132,497)	-
(Loss)/income from discontinued operations	(5,631)	476,565	35,150

Net cash flows provided by operating activities	-	319,637	176,515
Net cash flows (used in)/provided by investing activities	(155,361)	816,544	(300,833)
Net cash flows (used in)/provided by financing activities	-	(103,524)	25,308
Cash and cash equivalents (used in)/provided by discontinued operations	(155,361)	1,032,657	(99,010)

Income tax payable	4,744
Net liabilities	4,744

(1)          Additional taxes in relation to the sale by IC Power of its Latin American and Caribbean businesses.
(2)         Mainly relates to the write down of a contingent asset following settlement of the related insurance claim.